UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2010

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34436 (Commission File Number)	27-0247747 (IRS Employer Identification No.)

591 West Putnam Avenue Greenwich, CT	06830
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number,
including area code:
(203) 422-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CAR 230.425)

☐            Soliciting material pursuant to Rule lea-12 under the Exchange Act (17 CAR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CAR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 5.07.              Submission of Matters to a Vote of Security Holders.

On May 6, 2010, Starwood Property Trust, Inc. held its 2010 Annual Meeting of Stockholders.  At the meeting:

(1) seven (7) directors were elected; and

(2) the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010 was ratified.

Set forth below are the number of votes cast with respect to each of the matters submitted for vote at the meeting.

(1) Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Richard D. Bronson	38,306,691	186,088	4,742,726
Jeffrey F. DiModica	37,726,792	765,987	4,742,726
Jeffrey G. Dishner	38,130,786	361,993	4,742,726
Camille J. Douglas	38,296,603	196,176	4,742,726
Ellis F. Rinaldi	38,115,986	376,793	4,742,726
Barry S. Sternlicht	38,132,928	359,851	4,742,726
Strauss Zelnick	38,304,503	188,276	4,742,726

(2) Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions	Broker Non-Votes
43,091,573	140,592	3,340	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2010	STARWOOD PROPERTY TRUST, INC.

	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Authorized Signatory